                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2006
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                Banc of America Funding 2006-F Trust
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                (Exact Name of Issuing Entity as Specified in Charter)

                Banc of America Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)

                Bank of America, National Association
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                (Exact Name of Sponsor as Specified in Charter)

           New York                    333-130536-05            56-139-0085
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(State or Other Jurisdiction of    (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)   of Issuing Entity)        Identification No.
                                                             of Depositor)

214 North Tryon Street, Charlotte, North Carolina            28255
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(Address of Principal Executive Offices)                     (Zip Code)

Depositor's telephone number, including area code     (704) 386-2400
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a- 12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01   (c).   Exhibits

      (c)   Exhibits (executed copies): The following execution copies of
            Exhibits to the Form S-3 Registration Statement of the Registrant
            are hereby filed:

            5.1   Legality Opinion of Hunton & Williams LLP.

            8.1   Tax Opinion of Hunton & Williams LLP (included as part of
                  Exhibit 5.1).

            23    Consent of Hunton & Williams LLP (included as part of Exhibit
                  5.1).

                            Signature page to follow

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANC OF AMERICA FUNDING CORPORATION

                                      By: /s/ Scott Evans
                                          --------------------------------------
                                      Name: Scott Evans
                                      Title: Senior Vice President

Date: June 29, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                               Paper (P) or
Exhibit No.     Exhibit Description                            Electronic (E)
-----------     -------------------                            --------------

5.1             Legality Opinion of Hunton & Williams LLP.           E
8.1             Tax Opinion of Hunton & Williams LLP                 E
                (included as part of Exhibit 5.1).
23              Consent of Hunton & Williams LLP (included           E
                as part of Exhibit 5.1).